UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 April 25, 2006


                               CHEMED CORPORATION
             (Exact name of registrant as specified in its charter)



            Delaware                1-8351                 31-0791746
         (State or other    (Commission File Number)     (I.R.S. Employer
          jurisdiction of                                 Identification
           incorporation)                                    Number)



          2600 Chemed Center, 255 East 5th Street, Cincinnati, OH  45202
               (Address of principal executive offices)         (Zip Code)


               Registrant's telephone number, including area code:
                                 (513) 762-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 230.425)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act
    (17 CFR 230.425)

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under Exchange
    Act (17 CFR 230.425)






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Item 2.02     Results of Operations and Financial Condition

              On April 25, 2006 Chemed Corporation issued a press release announcing its financial results for the quarter ended March 31, 2006. A copy of the release is furnished herewith as Exhibit 99.





Item 9.01     Financial Statements and Exhibits

                   c) Exhibit
                      (99) Registrant's press release dated April 25, 2006






                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                               CHEMED CORPORATION


Dated:   April 26, 2006                  By:   /s/ Arthur V. Tucker, Jr.
         --------------                        --------------------------
                                               Arthur V. Tucker, Jr.
                                               Vice President and Controller




















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